GRABAGUN DIGITAL HOLDINGS INC. | NYSE: PEW ACQUISITION OF CAMFOUR SUPPLEMENTAL INVESTOR PRESENTATION October 27, 2026 Furnished as an exhibit to the Company’s Current Report on Form 8-K. Please read the important disclosures on the following page. Exhibit 99.2

IMPORTANT INFORMATION DISCLAIMER FORWARD-LOOKING STATEMENTS Any statements other than statements of historical fact contained herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding GrabAGun held by GrabAGun’s management team, including statements regarding the anticipated benefits of the Camfour acquisition, integration plans and priorities, and the expected operation of the Company’s businesses following the closing . Forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties, including those contained in GrabAGun’s SEC filings. Many factors could cause actual results to differ materially, including that the Company may not realize the anticipated benefits of the transaction; that integration may take longer or cost more than expected; that key employees or dealer or manufacturer relationships may not be retained; that acquired inventory may be valued or realized at less than expected; that the final purchase price may differ as a result of post-closing adjustments; and that the transaction may adversely affect the Company’s liquidity. Recipients are cautioned not to put undue reliance on forward-looking statements. GrabAGun does not assume any obligation, nor does it intend, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by U.S. federal securities law. See also “Forward-Looking Statements” in the Company’s press release dated October 27, 2026 and “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 12, 2026, and subsequent Quarterly Reports on Form 10-Q. BASIS OF PRESENTATION This presentation describes the strategic rationale for the transaction. It contains no projections or financial guidance. Camfour fiscal 2025 net revenue is derived from Camfour’s audited financial statements, prepared by Camfour prior to the acquisition. Other Camfour information is based on Camfour management data and has not been independently verified. No representation or warranty, express or implied, is made as to the accuracy or completeness of the information in this presentation, including information provided by Camfour. The Company intends to file the financial statements of Camfour and the pro forma financial information required by Item 9.01 of Form 8-K by amendment within the period permitted by SEC rules. The purchase price remains subject to customary post-closing adjustments. GRABAGUN, eGunbook and related marks are trademarks of GrabAGun Digital Holdings Inc. or its subsidiaries. All other marks belong to their respective owners, and their use does not imply an affiliation with, or endorsement by, such owners. GRABAGUN DIGITAL HOLDINGS INC. | NYSE: PEW 2

TRANSACTION OVERVIEW A DISCIPLINED, ALL-CASH TRANSACTION ~$34M All-cash purchase price Zero Shares issued None External financing Closed October 26, 2026 KEY TERMS Acquired 100% of Camfour LLC Funded entirely from cash on hand Cash-free, debt-free basis Subject to customary adjustments for net working capital, cash, indebtedness and transaction expenses STRUCTURE AT CLOSE Camfour is a wholly-owned subsidiary of GrabAGun Digital Holdings Inc. Operates under the Camfour name GRABAGUN DIGITAL HOLDINGS INC. | NYSE: PEW 3

WHY CAMFOUR 74 YEARS OF WHOLESALE DISTRIBUTION 1952 Founded in Westfield, Massachusetts National Independent dealer coverage B2B Wholesale ordering and dealer credit ~$77.4M FY2025 audited net revenue ESTABLISHED DEALER NETWORK Sales, credit and distribution infrastructure serving independent retailers nationwide. MANUFACTURER RELATIONSHIPS An extensive portfolio of manufacturer lines built over seven decades. OPERATING INFRASTRUCTURE Wholesale ordering, sales coverage, B2B credit, inventory and experienced teams. FY2025 net revenue derived from Camfour’s audited financial statements for the fiscal year ended December 31, 2025. A portion of this revenue was generated from sales to GrabAGun and will be eliminated in consolidation in future periods. GRABAGUN DIGITAL HOLDINGS INC. | NYSE: PEW 4

HOW WE EVALUATED CAMFOUR HOW THE TWO BUSINESSES CONNECT Consumer demand data and AI forecasting Purchasing and inventory decisions Automated pricing and procurement Wholesale ordering and replenishment PEW Logistics fulfillment and drop-ship Manufacturer programs Digital ordering and eGunbook compliance Dealer service and account tools AND IN RETURN, CAMFOUR BRINGS Product access across manufacturer lines Purchasing scale Reach into independent dealers Decades of industry expertise The transaction consideration was valued primarily based upon Camfour’s inventory and receivables acquired net of operating liabilities assumed. GRABAGUN DIGITAL HOLDINGS INC. | NYSE: PEW 5

WHY GRABAGUN THREE COMPLEMENTARY ROUTES TO MARKET GRABAGUN.COM Digital retail Serves consumers through a mobile-first e-commerce platform CAMFOUR Wholesale distribution Serves independent dealers with ordering, sales coverage and credit PEW LOGISTICS Manufacturer logistics Serves manufacturers with fulfillment, compliance and DTC capabilities GRABAGUN TECHNOLOGY IN PRODUCTION TODAY AI-driven demand forecasting Automated pricing across ~73,000 active SKUs Automated procurement and inventory sync eGunbook compliance: 1M+ direct-ship transactions Each business keeps its own management, pricing and customer terms. Manufacturers can engage Camfour, PEW Logistics, or both. All consumer firearm sales are completed through a licensed FFL. GRABAGUN DIGITAL HOLDINGS INC. | NYSE: PEW 6

WHY NOW THE PIECES ARE ALREADY IN PLACE 01 THE RELATIONSHIP EXISTS GrabAGun is a long-standing Camfour customer. 02 THE PLATFORM IS BUILT 16 years of proprietary technology in production across pricing, forecasting, procurement and compliance. 03 THE BALANCE SHEET FUNDS IT Paid entirely from cash on hand. No external financing. No transaction-related equity dilution. 04 THE NETWORK IS ESTABLISHED A nationwide wholesale network built over 74 years, acquired in a single transaction. GRABAGUN DIGITAL HOLDINGS INC. | NYSE: PEW 7

OPERATING MODEL AT CLOSE SEPARATE BUSINESSES, SHARED CAPABILITIES Stakeholder Position at closing Camfour Operates as its own business under the Camfour name, with its own sales team and dealer terms Dealers Continue ordering through existing channels; current sales contacts and account arrangements remain in place Manufacturers Free to work with Camfour, PEW Logistics, or both; neither model is required PEW Logistics Remains a separate business with its own commercial relationships and fulfillment services GRABAGUN DIGITAL HOLDINGS INC. | NYSE: PEW 8

SUMMARY KEY TAKEAWAYS 01 IMMEDIATE SCALE An established national wholesale channel with 74 years of dealer and manufacturer relationships. 02 DISCIPLINED STRUCTURE Approximately $34 million in cash, funded from cash on hand, with no equity issued and no external financing. 03 CONNECTED PLATFORM Digital retail, wholesale distribution and manufacturer logistics, each run as a separate business. GRABAGUN DIGITAL HOLDINGS INC. | NYSE: PEW 9

UPCOMING DISCLOSURES WHERE THE NUMBERS COME NEXT Q3 2026 RESULTS Thursday, November 12, 2026, after market close. Conference call at 4:30 p.m. ET with additional commentary on Camfour. FORM 8-K/A The Company intends to file financial statements of Camfour and certain pro forma financial information by amendment to its Form 8-K filed on October 27, 2026 within the period permitted by SEC rules. Investor Relations investor.relations@grabagun.com Media media@grabagun.com Web investors.grabagun.com GRABAGUN DIGITAL HOLDINGS INC. | NYSE: PEW 10